UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2003

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-27428	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753
(Address of principal executive offices, including zip code)

(732)240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEMS 1	THROUGH 6 AND 8. NOT APPLICABLE

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS

The following Exhibits are filed as part of this report:

99.1	– Press Release dated October 23, 2003

ITEM 12.	REGULATION FD DISCLOSURE

On October 23, 2003, OceanFirst Financial Corp., the holding company for OceanFirst Bank, announced its financial results for the three and nine months ended September 30, 2003. The press release announcing financial results for the three and nine months ended September 30, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/s/ Michael Fitzpatrick

Michael Fitzpatrick
Executive Vice President and
Chief Financial Officer

Dated: October 24, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 23, 2003.